UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 21, 2017

HOME BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On August 21, 2017, Home BancShares, Inc. (“Home”) issued a press release announcing it has received regulatory approvals of its applications for the previously announced merger with Stonegate Bank (“Stonegate”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events

The information set forth in Item 7.01 and Exhibit 99.1 is incorporated herein by reference.

Additional Information about the Acquisition and Where to Find It

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the merger, Home has filed with the Securities and Exchange Commission (the “SEC”), and the SEC has declared effective, a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Home common stock to be issued to shareholders of Stonegate in connection with the transaction. The Registration Statement includes a Joint Proxy Statement of Home and Stonegate and a Prospectus of Home, as well as other relevant materials regarding the proposed merger transaction involving Home and Stonegate. INVESTORS AND SECURITY HOLDERS OF HOME AND STONEGATE ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC AND/OR THE FEDERAL DEPOSIT INSURANCE CORPORATION (the “FDIC”), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Home at Home’s website at http://www.homebancshares.com, Investor Relations, or by contacting Jennifer Floyd, by telephone at (501) 339-2929. Investors and security holders may also read and copy any reports that Stonegate files with the FDIC by contacting the FDIC in writing at FDIC, Accounting and Securities Disclosure Section, 550 17th Street, NW, Washington, DC 20429, or by email at PublicBankReports@FDIC.gov. All filings made electronically with the FDIC may be accessed at https://efr.fdic.gov/fcxweb/efr/index.html. You will also be able to obtain these documents, free of charge, from SGB by accessing SGB’s website at www.stonegatebank.com under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Stonegate Bank, Attention: Kori Smith, 400 North Federal Highway, Pompano Beach, Florida 33062.

Home and Stonegate and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Home and Stonegate in connection with the merger transaction. Information about the directors and executive officers of Home and their ownership of Home common stock is set forth in the proxy statement for Home’s 2017 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 1, 2017. Information about the directors and executive officers of Stonegate and their ownership of Stonegate common stock is set forth in the Joint Proxy Statement/Prospectus included in the Registration Statement. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the merger transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements which include, but are not limited to, statements about the benefits of the business combination transaction involving Home and Stonegate, including the combined company’s future financial and operating results, plans, expectations, goals and outlook for the future. Statements in this report that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. By nature, forward-looking statements involve inherent risk and uncertainties. Investors and security holders are cautioned not to place undue reliance on these statements, which speak only as of the date of this report. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to, (i) the possibility that the acquisition does not close when expected or at all because required shareholder approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Home’s stock price before closing; (iii) the outcome of pending or threatened litigation, or of matters before regulatory agencies, whether currently existing or commencing in the future, including litigation related to the merger; (iv) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Home and Stonegate operate; (v) the ability to promptly and effectively integrate the businesses of Home and Stonegate; (vi) the reaction to the transaction of the companies’ customers, employees and counterparties; and (vii) diversion of management time on acquisition-related issues. Additional information on factors that might affect Home BancShares, Inc.’s financial results is included in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 28, 2017.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number		Description

99.1	—	Press Release: Home BancShares, Inc. Announces Regulatory Approvals for Merger with Stonegate Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: August 21, 2017	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer